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                                                                   EXHIBIT 10.15


[UNITED SAVINGS ASSOCIATION OF TEXAS FSB LETTERHEAD]




April 6, 1990

Jonathon K. Heffron
235 Darling Road
Keene, New Hampshire 03431

Dear Jonathon,

Please find listed below the revised offer of employment from United Savings Association of Texas:

*     Title: Executive Vice President, General Counsel
             - Responsible for the Legal, Compliance and Assistance Agreement
               Groups
             - Reporting to the President

*     Annual Base Salary: $200,000

* Starting Bonus equal to $769.20 per work day beginning April 9, 1990 until the your first day of employment on the United Savings payroll

*     Car Allowance: $600/month

*     Incentive Bonus Plan (based on earnings)

*     Participant in the Company's Key Executive Bonus Plan

*     Relocation Expenses (see attached details)

*     Monthly Membership Dues for One Luncheon Club and One Country Club

In addition, you will receive twelve months severance should your employment be terminated during the first year for other than cause. "Cause" shall include the matters set forth in 12 CFR 563.39(b).
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Jonathon K. Heffron
April 6, 1990
Page 2



Two signed copies are enclosed. Please keep one for your records, sign the other in the space provided and return to Human Resources for your personnel file.

Thank you again for your patience in this matter. I look forward to you joining the Association.

Sincerely,



/s/ Kenneth H. Thorn
- --------------------
Kenneth H. Thorn
President


AGREED AND ACCEPTED this 11th Day of April 1990
                         ----        -----



/s/ Jonathon K. Heffron
- -----------------------
Jonathon K. Heffron



KHT:hbw
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                               RELOCATION EXPENSES



*     Transportation of household goods

*     Shipment of one automobile

*     Temporary living expenses for family (30 days)

*     Expenses for two trips to Houston to locate a house

*     Closing costs at old and new home

* Temporary living expenses for employee, if necessary, before the family relocates